EXHIBIT 99.1

Lowell Farms Inc. Becomes Exclusive Distributor of Zippo Products for California Cannabis Dispensaries

Groundbreaking partnership includes debut of Lowell Farms-branded lighters within the Zippo portfolio

SALINAS, Calif., April 20, 2022 (GLOBE NEWSWIRE) -- In a historic first, today California cannabis leader Lowell Farms Inc. and iconic Pennsylvania-based lighter brand Zippo have entered into a non-binding letter of intent that will greatly expand the presence and product selection of both companies in California’s licensed cannabis dispensaries. The 18-month collaboration sees Lowell Farms serving as the exclusive distributor of Zippo products at dispensaries, processing and administering all orders from its Monterey County headquarters, and retaining exclusive rights to the Zippos name for all co-branded events and activations within the cannabis industry.

“At Lowell Farms, ignition matters to us. It’s how magic starts. We searched the world for the perfect matches to light up our smokes without a plum of sulfur,” says Lowell Farms Inc. Chairman of the Board George Allen. “Today, we have partnered with the lighter brand that stands above them all. The brand that stood firm for soldiers’ troops in trenches around the globe, waved for an encore at Woodstock, and gave the world that iconic “click” that accompanies countless cinematic scenes throughout film history.

“To its congregation of loyal patrons, Zippo is much more than a lighter. It’s a lifestyle choice and a personal statement. Together, we are going to further integrate that statement, that lifestyle choice, within the cannabis community. This is one of the most exciting partnerships we’ve ever formed and we look forward to introducing this celebrated brand, and all-new lines of Zippo products, to our California consumers.”

As part of the agreement between the two companies, Lowell Farms and Zippo will collaborate on new lighter designs including customizable options for dispensary partners, and Zippo will debut an exclusive Lowell Farms-branded lighter within their cannabis channel portfolio.

“Throughout our history, we have always sought to work alongside industry innovators, and Lowell Farms has established themselves as a premier leader in cannabis,” says Western Regional Sales Manager for Zippo, Mike DeLong. “This collaboration will not only increase brand awareness in California, but it will allow us to create products geared specifically to this exciting new consumer segment.”

More information about Lowell Farms, Inc. brands can be found at lowellfarms.com, and Zippo products can be seen and purchased via zippo.com.

ABOUT LOWELL FARMS INC.
Lowell Farms Inc. (CSE:LOWL; OTCQX:LOWLF) (the “Company”) is a California-based cannabis company with advanced production capabilities supporting every step of the supply chain, including cultivation, extraction, manufacturing, brand sales, marketing, and distribution. Lowell Farms grows artisan craft cannabis with a deep love and respect for the plant, and prides itself on using sustainable materials – from seed to sale – to produce an extensive portfolio of award-winning originals, including Lowell Herb Co, House Weed, MOON, and Kaizen, for licensed retailers statewide.

Lowell Farms Inc. Media Contact
pr@lowellfarms.com

Lowell Farms Inc. Investor Relations Contact
Bill Mitoulas
416.479.9547
ir@lowellfarms.com

Lowell Farms Inc. Company Contact
Mark Ainsworth
ir@lowellfarms.com

Forward-Looking Information and Statements
This news release contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved.” The forward-looking information and forward-looking statements contained herein may include, but are not limited to, the ability of the Company to successfully achieve its business objectives, including as a result of the described acquisition, and expectations for other economic, business, and/or competitive factors. There can be no assurance that such forward-looking information and statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such forward-looking information and statements. This forward-looking information and statements reflect the Company’s current beliefs and are based on information currently available to the Company and on assumptions the Company believes are reasonable.

Forward-looking information is subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of the Company to be materially different from those expressed or implied by such forward-looking information. Such risks and other factors may include, but are not limited to: general business, economic, competitive, political and social uncertainties; general capital market conditions and market prices for securities; operating and development costs; competition; changes in legislation or regulations affecting the Company; the timing and availability of external financing on acceptable terms; the available funds of the Company and the anticipated use of such funds; favorable production levels and outputs; the stability of pricing of cannabis products; the level of demand for cannabis product; the availability of third-party service providers and other inputs for the Company’s operations; lack of qualified, skilled labor or loss of key individuals; and risks and delays resulting from the COVID-19 pandemic. A description of additional assumptions used to develop such forward-looking information and a description of additional risk factors that may cause actual results to differ materially from forward-looking information can be found in the Company’s disclosure documents, such as the Company’s annual information form filed on the SEDAR website at www.sedar.com. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Readers are cautioned that the foregoing list of factors is not exhaustive. Readers are further cautioned not to place undue reliance on forward-looking information as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Forward-looking information contained in this news release is expressly qualified by this cautionary statement.

The forward-looking information contained in this news release represents the expectations of the Company as of the date of this news release and, accordingly, is subject to change after such date. However, the Company expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as expressly required by applicable securities law.

Neither the Canadian Securities Exchange nor its Regulation Service Provider has reviewed, or accepts responsibility for the adequacy or accuracy of, the content of this news release.